Exhibit 10.1

SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is dated as of the 5th day of August, 2011, by and among AMERICAN CHARTERED BANK, an Illinois banking corporation (“Lender”), and LIME ENERGY CO., a Delaware corporation (the “Company”), LIME ENERGY CO. NEW YORK, INC., a Delaware corporation, LIME MIDWEST, INC., an Illinois corporation, PARKE INDUSTRIES INCORPORATED, a California corporation, PLI ACQUISITION CORP., a Delaware corporation, PLI ACQUISITION CORP., a Washington corporation, TEXAS ENERGY PRODUCTS, INC., a Delaware corporation, LIME ENERGY ASSET DEVELOPMENT, LLC, a Delaware limited liability company, APPLIED ENERGY MANAGEMENT, INC., a Massachusetts corporation,  LIME ENERGY CONSULTING AND TECHNICAL SERVICES, LLC,  a North Carolina limited liability company, APPLIED ENERGY MANAGEMENT LIGHTING, LLC, a Massachusetts limited liability company, LANDMARK ELECTRICAL AND MECHANICAL SERVICES, LLC, a New York limited liability company,  LANDMARK SERVICE COMPANY, LLC, a North Carolina limited liability company, LANDMARK SERVICES COMPANY OF NORTH CAROLINA, LLC, a North Carolina limited liability company, and LANDMARK SERVICES COMPANY OF FLORIDA, LLC, a Florida limited liability company, (collectively, the “Borrowing Subsidiaries;” the Company and the Borrowing Subsidiaries are hereinafter collectively referred to as “Borrowers” and each as a “Borrower”), jointly and severally, and LIME FINANCE, INC., a Delaware corporation (“Lime Finance”).

WITNESSETH:

WHEREAS, Borrowers, Lime Finance and Lender entered into that certain Credit and Security Agreement dated as of March 9, 2011, as amended by that certain Amendment to Credit Agreement dated May 11, 2011 (the “Credit Agreement;” all capitalized terms used in this Amendment but not defined in this Amendment shall be used with the meaning given to such terms in the Credit Agreement); and

WHEREAS, Borrowers, Lime Finance and Lender desire to amend the Credit Agreement to modify the minimum Current Ratio applicable to Borrowers as more specifically provided below.

NOW THEREFORE, in consideration of the amended provisions herein and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed among Borrowers, Lime Finance and Lender as follows:

1.             This Amendment amends and is incorporated into the Credit Agreement, and this Amendment and the Credit Agreement are hereafter collectively referred to as the “Agreement.”

2.             The Borrowers, Lime Finance and the Lender hereby agree to the following amendments to the Credit Agreement effective as of the date of this Amendment:

(a)           Section 11.06 of the Credit Agreement is amended by deleting clause (e) in its entirety and replacing it with the following:

and (e) the existing $3,704,531 advance to GES-Port Charlotte, LLC, a Georgia limited liability company, for support of its landfill-gas-to-energy project located on Zemel Road in Port Charlotte, Florida and any subsequent advances to the same entity not to exceed $3,000,000 in the aggregate at any one time.

(b)           Section 12.01 of the Credit Agreement is amended by deleting such subsection in its entirety and replacing it with the following:

12.01  Minimum Current Ratio.

As of the end of each fiscal quarter beginning with the fiscal quarter ending June 30, 2011, the Borrowers’ consolidated Current Ratio shall not be less than 1.55.

12.02  Maximum Tangible Leverage Ratio.

As of the end of each fiscal quarter beginning with the fiscal quarter ending June 30, 2011, the Borrowers’ consolidated Tangible Leverage Ratio shall not be greater than 1.30.

3.             Except as hereby amended, the Credit Agreement shall remain in full force and effect.  If any conflict exists between the terms and provisions of the Credit Agreement, and the terms and provisions of this Amendment, the terms and provisions of this Amendment shall govern and control.  All references in the Loan Documents to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment.

4.             Each party covenants, warrants and represents that it has the authority to execute and bind each respective party to this Amendment.  Each Loan Party further reconfirms its representations and warranties to Lender as set forth in the Credit Agreement as being true in all respects, and that there are no existing defaults or Events of Default under any provision of the Agreement or any related documents or other indebtedness to Lender.

5.             The Loan Parties shall be responsible for all costs incurred by Lender in connection with the preparation, execution and delivery of this Amendment and any other Loan Documents executed in connection herewith including, without limitation, reasonable attorneys’ fees.

6.             The Agreement shall not be further amended, altered, modified, or changed in any way except in writing signed by all the parties to the Agreement, or their successors or assigns.

7.             The Agreement constitutes the entire agreement between the parties and supersedes all prior and contemporaneous agreements or understandings, whether written or oral,

between the parties with respect to the subject matter hereof.  The Agreement shall be binding on the parties hereto, and their respective successor and assigns.

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[Signature Page to Amendment to Credit and Security Agreement]

THE UNDERSIGNED have, as of the day and year first above written, signed this Amendment on behalf of, and with the authority to bind, each respective party.

LOAN PARTIES:

LIME ENERGY CO., a Delaware corporation		LIME ENERGY CO. NEW YORK, INC., a Delaware corporation

By:	/s/ Jeffrey Mistarz	By:	/s/ Jeffrey Mistarz
Name: Jeffrey Mistarz		Name: Jeffrey Mistarz
Title: Chief Financial Officer		Title: Chief Financial Officer

LIME FINANCE, INC., a Delaware corporation		LIME MIDWEST, INC., an Illinois corporation

By:	/s/ Jeffrey Mistarz	By:	/s/ Jeffrey Mistarz
Name: Jeffrey Mistarz		Name: Jeffrey Mistarz
Title: Chief Financial Officer		Title: Chief Financial Officer

PARKE INDUSTRIES INCORPORATED, a California corporation		PLI ACQUISITION CORP., a Delaware corporation

By:	/s/ Jeffrey Mistarz	By:	/s/ Jeffrey Mistarz
Name: Jeffrey Mistarz		Name: Jeffrey Mistarz
Title: Chief Financial Officer		Title: Chief Financial Officer

TEXAS ENERGY PRODUCTS, INC., a Delaware corporation		LIME ENERGY ASSET DEVELOPMENT, LLC, a Delaware limited liability company

By:	/s/ Jeffrey Mistarz	By:	LIME ENERGY CO., its sole Member and
Name: Jeffrey Mistarz			Manager
Title: Chief Financial Officer
			By:	/s/ Jeffrey Mistarz
Name: Jeffrey Mistarz
Title: Chief Financial Officer

[Loan Party signatures continued on next page]

[Loan Party signatures continued]

APPLIED ENERGY MANAGEMENT, INC., a Massachusetts corporation			LIME ENERGY CONSULTING AND TECHNICAL SERVICES, LLC, a North Carolina limited liability company

By:	/s/ Jeffrey Mistarz		By:	APPLIED ENERGY MANAGEMENT,
Name: Jeffrey Mistarz				INC., its sole Member and Manager
Title: Treasurer
				By:	/s/ Jeffrey Mistarz
Name: Jeffrey Mistarz
Title: Treasurer

APPLIED ENERGY MANAGEMENT LIGHTING, LLC, a Massachusetts limited liability company			LANDMARK ELECTRICAL AND MECHANICAL SERVICES, LLC, a New York limited liability company

By:	APPLIED ENERGY MANAGEMENT,		By:	APPLIED ENERGY MANAGEMENT,
	INC., its sole Member and Manager			INC., its sole Member and Manager

	By:	/s/ Jeffrey Mistarz		By:	/s/ Jeffrey Mistarz
	Name: Jeffrey Mistarz			Name: Jeffrey Mistarz
	Title: Treasurer			Title: Treasurer

LANDMARK SERVICE COMPANY, LLC, a North Carolina limited liability company			LANDMARK SERVICES COMPANY OF FLORIDA, LLC, a Florida limited liability company

By:	APPLIED ENERGY MANAGEMENT,		By:	APPLIED ENERGY MANAGEMENT,
	INC., its sole Member and Manager			INC., its sole Member and Manager

	By:	/s/ Jeffrey Mistarz		By:	/s/ Jeffrey Mistarz
	Name: Jeffrey Mistarz			Name: Jeffrey Mistarz
	Title: Treasurer			Title: Treasurer

[Loan Party signatures continued on next page]

[Loan Party signatures continued]

LANDMARK SERVICES COMPANY OF NORTH CAROLINA, LLC, a North Carolina limited liability company			PLI ACQUISITION CORP., a Washington corporation

By:	APPLIED ENERGY MANAGEMENT,		By:	/s/ Jeffrey Mistarz
	INC., its sole Member and Manager		Name: Jeffrey Mistarz
Title: Chief Financial Officer
	By:	/s/ Jeffrey Mistarz
Name: Jeffrey Mistarz
Title: Treasurer

[Lender signature on next page]

[Lender signature page]

Lender:

AMERICAN CHARTERED BANK,

an Illinois banking corporation

By:	/s/ William D. Provan
William D. Provan
Group Senior Vice President